UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 31, 2008
Date of report (Date of earliest event reported)
XATA Corporation
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-27166	41-1641815

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

965 Prairie Center Drive
Eden Prairie, MN		55435

(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 707-5600

(Regstrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.02. Results of Operations and Financial Condition.
Item 2.03. Creation of a Direct Financial Obligation.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Form of Senior Subordinated Convertible Notes
Common Stock Warrant
Common Stock Warrant
Amendment to Stock Purchase Agreement
Loan and Security Agreement
Loan and Security Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed, on December 19, 2007, XATA Corporation (“XATA”) entered into a Stock Purchase Agreement (“Purchase Agreement”) with GeoLogic Solutions, Inc. (“GeoLogic”), GeoLogic Management, Inc., a wholly owned subsidiary of GeoLogic (“GeoLogic Management”), and Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P. and Platinum Transportation Principals, LLC (collectively “Platinum”). The acquisition was completed on January 31, 2007.
     On January 31, 2007, XATA, GeoLogic, GeoLogic Management, and Platinum entered into a First Amendment to Stock Purchase Agreement (the “Amendment”) to facilitate a purchase price adjustment under the Purchase Agreement. The full text of the Amendment is attached as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.
     The information set forth under Item 2.03 of this Current Report on Form 8-K is also responsive to this Item 1.01 and is hereby incorporated into this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 31, 2007, XATA acquired all of GeoLogic’s outstanding capital stock from Platinum for a total purchase price consisting of (i) approximately $15.2 million in cash, (ii) 90,689 shares of XATA common stock, and (iii) $2 million in debt obligations of the Company (the “Notes”). All of the Notes bear interest an annual rate of 11% and mature in full on January 31, 2009. A portion of the Notes with a principal amount of $525,000 are convertible into XATA common stock upon maturity, in the event XATA does not repay such Notes in full. The conversion price for such Notes is $3.308 per share.
     A portion of XATA’s cash payment to Platinum was funded by Silicon Valley Bank and Partners for Growth II, L.P. as described in Item 2.03 below.
     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, as amended, which was attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2007, and the full text of the Amendment, which is attached as Exhibit 10.1 hereto. Both the Purchase Agreement and the Amendment are incorporated into this Item 2.01 by reference.
Item 2.02. Results of Operations and Financial Condition.
     On February 1, 2008, XATA issued a press release about the completion of its acquisition of GeoLogic that also disclosed non-public information about XATA’s results of operations. This press release is furnished as Exhibit 99.1 hereto.
Item 2.03. Creation of a Direct Financial Obligation.
     On January 31, 2008, XATA entered into a Loan and Security Agreement (the “SVB Agreement”) with GeoLogic and Silicon Valley Bank (“SVB”) pursuant to which SVB has provided to XATA a three-year senior secured credit facility consisting of a $10 million revolving line of credit bearing interest at a floating rate equal to 0.5% over SVB’s Prime Rate, subject to adjustment under various circumstances. On the same date, XATA borrowed $8,223,429 from SVB under this credit facility to satisfy a portion of XATA’s payment obligations to Platinum under the Purchase Agreement.
     Amounts borrowed under this credit facility are secured by substantially all the tangible and intangible assets of XATA and GeoLogic and generally may be repaid and re-borrowed at any time during the term of this credit facility. Pursuant to the SVB Agreement, this credit facility terminates on January 30, 2011, upon which the principal amount of all advances, the unpaid interest thereon, and all other obligations relating to the revolving line are immediately due. Upon execution of the SVB Agreement, XATA paid SVB a $40,000 commitment fee.

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     The SVB Agreement contains customary representations, warranties and covenants, including, but not limited to, covenants restricting XATA’s ability to incur indebtedness and liens and merge or consolidate with another entity. Further, the SVB Agreement contains covenants requiring XATA to maintain a minimum tangible net worth, a fixed charge coverage ratio and a minimum adjusted earnings before interest, taxes, depreciation and amortization.
     The foregoing summary of the SVB Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.2 hereto and incorporated into this Item 2.03 by reference.
     On January 31, 2008, XATA entered into a Loan and Security Agreement (the “PFG Agreement”) with GeoLogic and Partners for Growth II, L.P. (“PFG”) pursuant to which PFG has provided to XATA a four-year senior secured credit facility consisting of a total of $8 million in term loans bearing interest at a fixed rate of 14.5%, subject to adjustment under various circumstances. On the same date, XATA borrowed $8 Million from PFG under this credit facility to satisfy a portion of XATA’s payment obligations to Platinum under the Purchase Agreement.
     Amounts borrowed under this credit facility are secured by substantially all the tangible and intangible assets of XATA and GeoLogic and generally may be repaid and re-borrowed at any time during the term of this credit facility. Pursuant to the PFG Agreement, this credit facility terminates on January 31, 2012. XATA is required to make payments of interest only until March 31, 2011, on which date which XATA is required to make the first of four quarterly principal payments of $1,000,000, with the entire unpaid principal balance plus all accrued and unpaid interest due on January 31, 2012. Upon execution of the PFG Agreement, XATA paid PFG a $160,000 commitment fee.
     The PFG Agreement contains customary representations, warranties and covenants including, but not limited to, covenants restricting XATA’s ability to incur indebtedness and liens and merge or consolidate with another entity. Further, the PFG Agreement contains covenants requiring XATA to maintain a minimum tangible net worth, a fixed charge coverage ratio and a minimum adjusted earnings before interest, taxes, depreciation and amortization.
     The foregoing summary of the PFG Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.3 hereto and incorporated into this Item 2.03 by reference.
     On January 31, 2008 XATA executed and delivered to Platinum promissory notes in the total principal amount of $2,000,000, bearing interest at 11% per annum. Under the terms of the notes, XATA is required pay the entire principal balance and accrued interest due on January 31, 2009. The amount due under the notes may be accelerated upon the occurrence of a change in control of XATA. Of the $2,000,000 in notes, $525,000 is convertible into shares of XATA common stock in the case of default by XATA. The number of shares of XATA common stock to be issued in the case of default will be based upon a per share price of $3.308. The common stock, if issued, will be issued to Platinum without registration under the Securities Act of 1933 in reliance upon Section 4(2) and 4(6) of said Act based upon the limited number of purchasers and their status as “accredited investors,” as defined in Regulation D under the Act.
     The foregoing summary of the notes does not purport to be complete and is qualified in its entirety by reference to the full text thereof, the form of which is attached as Exhibit 4.1 hereto and incorporated into this Item 2.03 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On January 31, 2008 and pursuant to the Purchase Agreement, XATA issued 90,689 shares of XATA common stock (the “Escrow Shares”) to VAR & CO. to be held in escrow by U.S. Bank, N.A. until January 30, 2009 when the remaining shares in escrow will be delivered to Platinum. The Escrow Shares represent a portion of the aggregate consideration paid to Platinum under the Purchase Agreement. The common stock was issued to VAR & CO. without registration under the Securities Act of 1933 in reliance upon Section 4(2) and 4(6) of said

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Act based upon the limited number of purchasers and their status as “accredited investors,” as defined in Regulation D under the Act.
     In connection with the PFG and SVB financing described in Item 2.03, XATA issued to PFG and SVB warrants to purchase a total of 457,144 shares of XATA common stock, subject to anti-dilution adjustments in the event of stock splits and similar events and the issuance of discounted securities to certain stockholders. PFG and SVB paid an aggregate purchase price of $8,382 for the warrants, which have an exercise price of $3.31 per share and are exercisable any time on or before January 30, 2013.
     Upon exercise of the warrants, the common stock will be issued to Partners for Growth II, L.P. and Silicon Valley Bank without registration under the Securities Act of 1933 in reliance upon Section 4(2) and 4(6) of said Act based upon the limited number of purchasers and their status as “accredited investors,” as defined in Regulation D under the Act.
     The foregoing summary of the warrants does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which are attached as Exhibits 4.2 and 4.3 hereto and incorporated into this Item 3.02 by reference.
     The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is also responsive to this Item 3.02 and is incorporated into this Item 3.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial statements required to be filed under this item are not included in this report. Any required financial statement will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
     The pro forma financial statements required to be filed under this item are not included in this report. Any required pro forma financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits.
4.1	Form of Senior Subordinated Convertible Notes issued by XATA Corporation to each of Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P. and Platinum Transportation Principals, LLC.

4.2	Common Stock Warrant, dated as of January 31, 2008, issued by XATA Corporation to Silicon Valley Bank.

4.3	Common Stock Warrant, dated as of January 31, 2008, issued by XATA Corporation to Partners for Growth II, L.P.

10.1	First Amendment to Stock Purchase Agreement, dated as of January 31, 2008, between XATA Corporation, GeoLogic Solutions, Inc., GeoLogic Management, Inc., Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P. and Platinum Transportation Principals, LLC.

10.2	Loan and Security Agreement, dated as of January 31, 2008, between Silicon Valley Bank, XATA Corporation and GeoLogic Solutions, Inc.

10.3	Loan and Security Agreement, dated as of January 31, 2008, between Partners for Growth II, L.P., XATA Corporation and GeoLogic Solutions, Inc.

99.1	Press Release of XATA Corporation dated February 1, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2008	XATA CORPORATION
By /s/ Mark E. Ties
Mark E. Ties
Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description	Method of Filing

4.1
Form of Senior Subordinated Convertible Notes issued by XATA Corporation to each of Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P. and Platinum Transportation Principals, LLC.
Electronic Transmission

4.2	Common Stock Warrant, dated as of January 31, 2008, issued by XATA Corporation to Silicon Valley Bank.	Electronic Transmission

4.3	Common Stock Warrant, dated as of January 31, 2008, issued by XATA Corporation to Partners for Growth II, L.P.	Electronic Transmission

10.1
First Amendment to Stock Purchase Agreement, dated as of January 31, 2008, between XATA Corporation, GeoLogic Solutions, Inc., GeoLogic Management, Inc., Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P. and Platinum Transportation Principals, LLC.
Electronic Transmission

10.2	Loan and Security Agreement between Silicon Valley Bank, XATA Corporation and GeoLogic Solutions, Inc.	Electronic Transmission

10.3	Loan and Security Agreement between Partners for Growth II, L.P., XATA Corporation and GeoLogic Solutions, Inc.	Electronic Transmission

99.1	Press Release of XATA Corporation dated February 1, 2008.	Electronic Transmission